SEASONS SERIES TRUST

Supplement to the Prospectus Dated July 29, 2003

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the AIG SunAmerica Asset Management Corp. management of the Large Cap Composite Portfolio is modified to add the following:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
Large Cap Composite Portfolio	SunAmerica	Steven A. Neimeth Senior Vice President and Portfolio Manager

Mr. Neimeth joined the firm as a portfolio manager in April 2004. Prior to joining SunAmerica, Mr. Neimeth was a portfolio manager of The Neuberger Berman Large-Cap Value Fund since 2002. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Stearns Asset Management.

Dated: May 28, 2004

Version 2 Class 1, Class 2 and Class 3